UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

May 23, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders

On May 25, 2011, the Company held its Annual Meeting of Shareholders in Minneapolis, Minnesota. At the Annual Meeting, there were present in person or by proxy 14,586,998 shares of the Company’s common stock, representing 89.6% of the total outstanding shares. At the Annual Meeting, the Company’s shareholders (1) elected five members of the Board of Directors of the Company; (2) approved an amendment to the 2003 Incentive Stock Option Plan; (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (4) approved, by non-binding vote, the Company’s executive compensation; and (5) approved, by non-binding vote, that future votes on executive compensation will be held every year.

1.	The following directors were elected to serve for one year, and until their successors are elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald J. Kramer	4,961,625	30,533	9,594,840
Scott F. Drill	4,952,572	39,586	9,594,840
Peter V. Derycz	4,957,075	35,083	9,594,840
Reid V. MacDonald	4,957,275	34,883	9,594,840
Gordon F. Stofer	4,962,775	29,383	9,594,840

2.	The shareholders present in person or by proxy approved an amendment to the Company’s 2003 Incentive Stock Option Plan to increase the number of shares reserved for issuance under the Plan from 2,875,000 to 3,175,000 by a vote of 4,593,436 shares in favor, 377,767 shares against, 20,955 shares abstaining and 9,594,840 broker non-votes.

3.	The shareholders present in person or by proxy voted to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for the year ended December 31, 2011, by a vote of 14,229,165 shares in favor, 131,235 shares against and 226,598 shares abstaining.

4.	The shareholders present in person or by proxy voted to approve, by non-binding vote, the Company’s executive compensation by a vote of 4,875,807 shares in favor, 92,851 shares against, 23,500 shares abstaining and 9,594,840 broker non-votes.

5.	The shareholders present in person or by proxy voted to approve, by non-binding vote, that future votes on executive compensation will be held every year. The number of votes cast for each option was as follows:

	Every 1 Year	–	3,744,649
	Every 2 Years	–	268,578
	Every 3 Years	–	956,083
	Abstain	–	22,850

	On May 25, 2011, the Board of Directors reviewed the shareholder vote on this item, and determined that future say-on-pay votes for executive compensation will be held annually, until the next required vote on the frequency of say-on-pay voting.

Item 8.01. Other Events.

Since May 23, 2011, the Company has made the following purchases pursuant to its Share Repurchase Plan.

Purchase Date	Shares Purchased	Per Share Purchase Price
May 23, 2011	30,200	$ 4.	2399
May 24, 2011	34,469	$ 4.	1191
May 25, 2011	8,260	$ 4.	232
May 26, 2011	3,698	$ 4.	3303

Together with these purchases, the Company has now purchased a total 1,979,836 shares totaling $12,668,447.56. As previously announced, the Share Repurchase Plan authorizes the Company to purchase up to $20,000,000 of its common stock on or before January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 27, 2011	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer